SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 29, 2001

                            U.S. TRUCKING,INC.

             (Exact name of Registrant as specified in its Charter)

             Colorado               33-9640-LA           68-0133692
             -------------------------------------------------------
         (State or other juris-     (Commission        (IRS Employer
          diction of incorporation)  File Number)       Identification
                                                           Number)


       10602 Timberwood Circle
       Lexington, Kentucky                              40223
       (Address of principal executive office)        (Zip Code)

       Registrant's telephone number including area code:  (502) 339-4000

                                 Not Applicable
-------------------------------------------------------------------------------
         (Former name and former address, as changed since last report)


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Item 3.  Other Events

         On January 29, 2001, the Company held a Special Shareholders' Meeting at its offices in Louisville, Kentucky. After having been duly approved by the Company's Board of Directors, the Company's shareholders approved the change of the Company's name to Logistics Management Resources, Inc. The Shareholders also voted in favor of a reverse split of the shares of the Company's common stock on a 1 for 100 basis.

         The reverse split of the Company's common stock shall be effected through its transfer agent, Corporate Stock Transfer, Inc., 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209. The record date of the reverse split is February 12, 2001.

Item 7(c).  Exhibits

         99.1 Press Release dated January 29, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     U.S. TRUCKING, INC.


Dated:  January 31, 2001


                                                     By:/s/  Danny L. Pixler
                                                     ----------------------
                                                     Name:   Danny L. Pixler
                                                     Title:  President

Exhibit Index

         No.               Exhibit

99.1     Press Release dated January 29, 2001.


                        Commission File number 33-9640-LA